DUNHAM FUNDS

Dunham International Opportunity Bond Fund

Class A (DAIOX)

Class C (DCIOX)

Class N (DNIOX)

Supplement dated January 2, 2020 to the Statutory Prospectus (the “Prospectus”) and the Summary Prospectus both dated February 28, 2019, as amended May 2, 2019

This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

Effective January 2, 2020, Stone Harbor Investment Partners LP (“Stone Harbor” or “Sub-Adviser”) replaces Allianz Global Investors U.S. LLC (“Allianz”) as sub-adviser to the Dunham International Opportunity Bond Fund (the “Fund”).

Reference is made to the section entitled “Fees and Expenses of the Fund” beginning on page 26 of the Prospectus and page 1 of the Summary Prospectus. The tables describing the expenses of the Fund are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None
Other Expenses	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.81%	2.31%	1.56%
(1)	Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective January l, 2020. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.20% to 0.70%, depending on the effect of performance fees.

The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$626	$994	$1,386	$2,481
Class C	$234	$721	$1,235	$2,646
Class N	$159	$493	$850	$1,856
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The information under the heading “Principal Investment Strategies” beginning on page 26 of the Prospectus and on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as bonds, adjustable rate securities, derivatives and other instruments with similar economic exposures (including interest rate futures, interest rate swaps, inflation swaps, credit default swaps, forward contracts on foreign exchanges, forward mortgage-backed securities trades and repurchase agreements) of foreign government and corporate issuers. The Fund primarily invests in issuers outside the United States.

The Fund invests in debt securities of issuers in both developed and emerging markets. The Fund may buy securities issued by companies of any size or market capitalization and it can invest in debt securities having short, intermediate or long maturities. The Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities rated below investment grade (known as “high-yield” or “junk” bonds) by a nationally recognized statistical rating organization (NRSRO) or in unrated securities.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including but not limited to options, forward contracts, futures contracts, swaps (including interest rate swaps, inflation swaps and credit default swaps), and structured notes. The Sub-Adviser may manage foreign currency exposure, both to reduce risk and to seek to enhance returns. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options related to foreign currencies, including currencies of both developed and emerging market countries.

The Fund’s Sub-Adviser constructs portfolios through a combination of bottom-up security selection and top-down asset allocation, thereby accounting for security specific risk and broad market and asset class volatility. The Sub-Adviser’s opportunity set encompasses a Non-U.S issuer universe of global credit markets including Pan European High Yield, Emerging Markets Sovereign Debt, Developed Markets Investment Grade Corporate Debt, Developed Markets Government Debt, and Emerging Markets Corporate Debt. Generally, individual opportunities are identified through a rigorous fundamental credit analysis process applied across global markets and across the capital structure of issuers.  The Sub-Adviser also evaluates each security on a relative value basis to other potential investments.  The Sub-Adviser manages broad volatility risks through setting total risk levels and asset class exposures.  The Sub-Adviser evaluates each potential investment to determine its contribution to overall portfolio risk. It generally sells securities when full valuation is reached, when a security comes up materially short versus expected results, or if alternative investments have been identified as offering better value.  Investment exposures typically focus on the higher yielding spread markets, however the strategy retains the flexibility to take a more defensive position as deemed appropriate.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Fund may also engage in securities lending.

Reference is made to the section entitled “Principal Investment Risks” beginning on page 27 of the Prospectus and on page 2 of the Summary Prospectus. The risks listed under this section are deleted in their entirely and revised to read as follows:

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in

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credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes. The Fund may invest in adjustable rate securities that pay interest at rates that reset at various times. These reset provisions tend to reduce the impact of changes in interest rates on the value of the security. However, there can be no assurance that such reset provisions will have their intended effect.

Derivatives Risk – Financial derivatives may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage, which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

 Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment

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decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Structured Note Risk – Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

The information under the sub-headings “Sub-Adviser” and “Sub-Adviser Portfolio Manager” beginning on page 29 of the Prospectus and on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser: Stone Harbor Investment Partners LP (“Stone Harbor” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Peter J. Wilby, CFA, Co-Chief Investment Officer of Stone Harbor, James E. Craige, CFA, Co-Chief Investment Officer of Stone Harbor, and David Torchia , David Scott, William Perry and Matthew Cottingham, each a Portfolio Manager at Stone Harbor.

Messrs. Wilby, Craige, Torchia and Scott joined Stone Harbor in April 2006. Messrs. Perry and Cottingham joined Stone Harbor in 2012 and 2013, respectively.

The portion of the table following the section entitled “MANAGEMENT”, “INVESTMENT ADVISER” beginning on page 74 of the Prospectus describing the sub-advisory fulcrum fee arrangement for the Fund is revised to read as follows:

Fund	Management Fee Rates	Adviser’s Portion	Sub-Adviser’s Portion
Dunham International Opportunity Bond Fund	0.80% – 1.30%	0.60%	0.20%-0.70%

Reference is made to the section of the Prospectus entitled “SUB-ADVISERS AND SUB-ADVISER PORTFOLIO MANAGERS” beginning on page 77 of the Prospectus. The information under the heading “Dunham International Opportunity Bond Fund” on page 80 is deleted in its entirety and replaced with the following:

Dunham International Opportunity Bond Fund

Stone Harbor Investment Partners (“Stone Harbor”), 31 West 52nd Street, 19th Fl., New York, NY 10019, serves as the Sub-Adviser to the Dunham International Opportunity Bond Fund. Stone Harbor had approximately $20 billion in assets under management as of November 30, 2019.

The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Peter J. Wilby, CFA, Co-Chief Investment Officer of Stone Harbor, James E. Craige, CFA, Co-Chief Investment Officer of Stone Harbor, and David Torchia, David Scott, William Perry and Matthew Cottingham, each a Portfolio Manager at Stone Harbor.

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Peter J. Wilby, CFA

Co-Chief Investment Officer

Mr. Wilby, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as Co-Chief Investment Officer at Stone Harbor since December 2018 and Chief Investment Officer of Stone Harbor from April 2006 to December 2018. Prior to April 2006, Mr. Wilby was the Chief Investment Officer of North American Fixed Income and Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management.

James E. Craige, CFA

Co-Chief Investment Officer

Mr. Craige, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as Co-Chief Investment Officer at Stone Harbor since December 2018 and a Portfolio Manager at Stone Harbor from April 2006 to December 2018. Prior to April 2006, Mr. Craige was a Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.

David Torchia

Portfolio Manager

Mr. Torchia, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as a Portfolio Manager at Stone Harbor since April 2006.  Prior to April 2006, he was Managing Director and senior portfolio manager responsible for directing investment policy and strategy for all investment grade U.S. fixed income portfolios at Citigroup Asset Management; he joined Citigroup or its predecessor firms in 1984.

David Scott

Portfolio Manager

Mr. Scott, Portfolio Manager of the Dunham International Opportunity Bond Fund, has serviced as a Portfolio Manager at Stone Harbor since April 2006.  Prior to April 2006, he was Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited, which he joined in 1994.

William Perry

Portfolio Manager

Mr. Perry, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as Portfolio Manager of Stone Harbor since September 2012. From August 2010 to August 2012, he served as Emerging Markets Corporate Debt Portfolio Manager at Morgan Stanley Investment Management. Prior to 2010, Mr. Perry was Managing Director/Portfolio Manager in Global Special Opportunities Group for Latin American Special Situations at JPMorgan Chase.

Matthew Cottingham

Portfolio Manager

Mr. Cottingham, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as a Portfolio Manager at Stone Harbor since 2013.  Prior to 2013, he was a European High Yield Analyst at Scottish Widows Investment Partnership.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information dated February 28, 2019, as amended May 2, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

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DUNHAM FUNDS

Dunham Real Estate Stock Fund

Class A (DAREX)

Class C (DCREX)

Class N (DNREX)

Supplement dated January 2, 2020 to the Statutory Prospectus (the “Prospectus”) and the Summary Prospectus both dated February 28, 2019, as amended May 2, 2019

This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

Effective January 1, 2020, American Assets Capital Advisers, LLC (“AACA” or “Sub-Adviser”) replaces Barings LLC (“Barings”) as sub-adviser to the Dunham Real Estate Stock Fund (“Real Estate Stock” or the “Fund”). AACA will be paid a Fulcrum Fee, consisting of a base fee of 45 bps (0.45%) and a performance fee of +/- 30 bps (0.30%). The new comparative index is the Dow Jones U.S. Real Estate Total Return Index.

Reference is made to the section entitled “Fees and Expenses of the Fund” beginning on page 39 of the Prospectus and page 1 of the Summary Prospectus. The tables describing the expenses of the Fund are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.67%	2.42%	1.42%
(1)	Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective January l, 2020. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.15% to 0.75%, depending on the effect of performance fees.
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The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$735	$1,071	$1,430	$2,438
Class C	$245	$755	$1,291	$2,756
Class N	$145	$449	$776	$1,702

The information under the heading “Principal Investment Strategies” beginning on page 39 of the Prospectus and on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in income-producing equity securities (including real estate investment trusts (“REITs”)) of U.S. real estate companies. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in equity securities of companies principally engaged in the U.S. real estate industry. The Fund defines a company as principally engaged in the U.S. real estate industry if at least 50% of the company’s revenues or 50% of the market value of the company’s assets are related to the ownership, operation, construction, development, financing, leasing, management or sale of U.S. real estate. The Sub-Adviser believes that equity securities of real estate companies with monopolistic characteristics generally perform better over time and can command higher occupancy rates and better rents, which in turn can create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

In general, the Sub-Adviser buys securities of issuers with real estate that is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. The Sub-Adviser sells securities when a company no longer meets its selection criteria or the valuation no longer meets the risk return parameters of the portfolio. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Sub-Adviser seeks to outperform other real estate funds using in-house knowledge, research and its understanding of the real estate market. The Sub-Adviser seeks to find favorable real estate investments in the public markets through disciplined analysis by combining bottom-up fundamental research of companies with a research driven top-down asset allocation. Through such analysis, the Sub-Adviser seeks to deliver total return by identifying individual company value and by repositioning the Fund’s portfolio to be invested in companies with the best property types and geographic regions based on current real estate market conditions. Additionally, the Sub-Adviser focuses the Fund’s securities portfolio on investments that generally provide income and also have the potential for long-term capital appreciation.

The Fund may also engage in securities lending.

Reference is made to the section entitled “Principal Investment Risks” beginning on page 40 of the Prospectus and on page 2 of the Summary Prospectus. The risks listed under this section are deleted in their entirely and revised to read as follows:

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Real Estate Industry Concentration Risk – By concentrating in a single sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.

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Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Real Estate Investment Trust Risk – A REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

The information under the sub-headings “Sub-Adviser” and “Sub-Adviser Portfolio Manager” on page 41 of the Prospectus and on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser: American Assets Capital Advisers, LLC (“AACA” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Burland B. East III, CFA and Creede Murphy. Mr. East is the Chief Executive Officer and Chief Investment Officer at AACA, and Mr. Murphy is Vice President and Investment Analyst at AACA. Messrs. East and Murphy joined AACA in August 2013.

The section entitled “MANAGEMENT”, sub-heading INVESTMENT ADVISER beginning on page 74 of the Prospectus is amended as follows:

The information describing the sub-advisory fulcrum fee arrangement for the Fund is amended to read as follows:

Fund	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Real Estate Stock Fund	0.80% – 1.40%	0.65%	0.15% - 1.40%
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Reference is made to the section entitled “Dunham Real Estate Stock Fund” on page 82 of the Prospectus. The information describing Barings is deleted in its entirety and replaced with the following:

Dunham Real Estate Stock Fund

American Assets Capital Advisers, LLC (“AACA”) is an investment adviser specializing in publicly traded real estate securities, which include Real Estate Investment Trusts (“REITs”), real estate operating companies, lodging and gaming, housing, land development and real estate services. AACA manages separate accounts and mutual funds for institutions and individuals focusing on global real estate securities. As of November 30, 2019, AACA’s assets under management were $407 million. AACA is located at 11455 El Camino Real, Suite 300, San Diego, CA 92130.

Burland B. East III, CFA and Creede Murphy share primary responsibility for the day-to-day management of the Fund

Burland B. East III, CFA

Chief Executive Officer and Chief Investment Officer

Mr. East joined AACA in August 2013. Prior to that, Mr. East worked at AACA’s predecessor firm, AAIM LLC, from October 2010 until the investment management functions were shifted to AACA in 2013. Mr. East has more than 30 years of experience on Wall Street as a Managing Director and as an NASD Broker-Dealer member-owner.

Creede Murphy

Vice President and Investment Analyst

Mr. Murphy joined AACA in August 2013. Prior to that, Mr. Murphy worked at AACA’s predecessor firm, AAIM LLC, from June 2011 until 2013. Mr. Murphy holds a Master of Business Administration from the University of California San Diego, and a Masters of Architecture and a Bachelors of Arts in Architecture, and is a Licensed Architect.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information dated February 28, 2019, as amended May 2, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

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DUNHAM FUNDS

Supplement dated January 2, 2020

to the

Statement of Additional Information dated February 28, 2019, as amended May 2, 2019 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI

Reference is made to the section entitled “INVESTMENT MANAGEMENT AND OTHER SERVICES”, sub-heading “INVESTMENT ADVISER” beginning on page 52. The information pertaining to the Dunham International Opportunity Bond Fund and the Dunham Real Estate Stock Fund (collectively, the “Funds”), in the first table under this section is deleted in its entirety and replaced with the following:

Fund:	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham International Opportunity Bond Fund	0.80%-1.30%	0.60%	0.20% - 0.70%
Dunham Real Estate Stock Fund	0.80%- 1.40%	0.65%	0.15% - 0.75%

The second table under this section, which is located on page 53, is amended with respect to the information provided for International Opportunity Bond and Real Estate Stock:

Fund:	Base Fee +/- Fulcrum Fee	Pre-Approved Negotiable Range of Sub-Advisory Fees
Dunham International Opportunity Bond Fund	45 basis points (0.45%) +/- 25 basis points (0.25%)	0% - 0.95%
Dunham Real Estate Stock Fund	45 basis points (0.45%) +/- 30 basis points (0.30%)	0% -1.00%

Reference is made to the table under this section located on page 60 with respect to the Funds’ Benchmark Indices. The information provided for the Funds is deleted and replaced with the following:

Fund Name	Benchmark
Dunham International Opportunity Bond Fund	Bloomberg Barclays Global Aggregate ex US Total Return Index Hedged
Dunham Real Estate Stock Fund	Dow Jones U.S. Real Estate Total Return Index

Reference is made to the section entitled “PORTFOLIO MANAGERS” beginning on page 69 of the SAI. The table under this section is amended to delete in its entirety the information pertaining to Malie Conway and David Wharmby and to add the following information that is provided as of November 30, 2019:

Portfolio Manager/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Peter J. Wilby, CFA Stone Harbor Investment Partners LP Dunham International Opportunity Bond Fund	12	$3,528	42[1]	$7,228	44[2]	$9,081	$19,837
James E. Craige, CFA Stone Harbor Investment Partners LP Dunham International Opportunity Bond Fund	9	$2,679	29[1]	$4,872	32[2]	$8,266	$15,817
David Torchia Stone Harbor Investment Partners LP Dunham International Opportunity Bond Fund	3	$849	13[3]	$4,872	12[2]	$815	$6,536
David Scott Stone Harbor Investment Partners LP Dunham International Opportunity Bond Fund	3	$849	13[3]	$2,356	12[4]	$815	$4,020
William Perry Stone Harbor Investment Partners LP Dunham International Opportunity Bond Fund	9	$2,679	29[1]	$4,872	32[2]	$8,266	$15,817
Matthew Cottingham Stone Harbor Investment Partners LP Dunham International Opportunity Bond Fund	1	$80	9	$448	5	$803	$1,331
Burland B. East III, CFA American Assets Capital Advisers, LLC Dunham Real Estate Stock Fund	1	$382	0	$0	6	$25	$407
Creede Murphy American Assets Capital Advisers, LLC Dunham Real Estate Stock Fund	1	$382	0	$0	6	$25	$407
# of Accounts does not include investors in Stone Harbor's pooled vehicles.
[1] One segregated account of total market value $188 million is subject to a performance-based fee.
[2] One segregated account of total market value $133 million is subject to a performance-based advisory fee.
[3] Assets reflected for multi-sector funds do not include the assets of the sleeves of those funds that are invested in other pooled vehicles.

[4] One segregated account of total market value $28 million is subject to a performance-based advisory fee. Assets reflected for multi-sector mandates do not include the assets of the sleeves of those accounts that are invested in pooled vehicles.

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Reference is made to the section entitled “Conflicts of Interest” beginning on page 72 of the SAI. The information pertaining to Allianz Global Investors U.S. LLC (“Allianz”) and Barings LLC (“Barings”) is deleted in its entirety and replaced with the following:

Stone Harbor Investment Partners LP (“Stone Harbor”) - There are several potential conflicts of interest that may arise in conducting business as an investment adviser. Stone Harbor has adopted compliance policies and procedures that are designed to address the potential conflicts of interest that may arise for the firm and the individuals that it employs. Potential conflicts of interest may arise because the Dunham International Opportunity Bond Fund portfolio managers have day-to-day management responsibilities with respect to one or more accounts. Stone Harbor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage accounts that share a similar investment style. Furthermore, Stone Harbor has implemented trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Stone Harbor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts of interest may also occur when employees purchase securities for their personal accounts and as a result of employees having access to confidential and or non-public information. It is Stone Harbor's policy to put the customer's interest first, protect their confidentiality and act ethically to fulfill its fiduciary obligations. To this end, Stone Harbor has enacted a Code of Ethics that requires, among other things, that Stone Harbor employees follow specified guidelines for trading in their personal accounts and refrain from misusing confidential client information or other nonpublic information. Each Stone Harbor employee involved in the management and/or review of the Dunham International Opportunity Bond Fund is required to acknowledge receipt and certify that they have complied with this Code of Ethics on an annual basis.

American Assets Capital Advisers, LLC (“AACA”) - has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. For instance, AACA may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. AACA and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, AACA may recommend or cause a client to invest in a security in which another client of AACA has an ownership position. AACA has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. In the case where AACA seeks to purchase or sell the same security for multiple client accounts, AACA may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Reference is made to the section entitled “Compensation” beginning on page 80. The information pertaining to Allianz and Barings is deleted in its entirety and replaced with the following:

Stone Harbor - Stone Harbor pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Dunham International Opportunity Bond Fund. Stone Harbor's portfolio managers are compensated on investment performance versus assigned benchmarks as measured on a one-, three- and five-year horizon, equally weighted. Analysts are compensated on credit performance versus benchmark for the same periods. The overall compensation structure for all Stone Harbor employees is based on three components: base salary, discretionary performance-based bonus and profit participation based on relative equity share.

AACA - Compensation for all AACA Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed-base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus

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component generally is discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of AACA. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager also may receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award, the ultimate value of which would depend upon financial performance of the firm.

Reference is made to the sub-section entitled “Ownership of Securities” beginning on page 84. The table under this section is amended to delete in its entirety the information pertaining to Malie Conway and David Wharmby and to add the following information, which is provided as of November 30, 2019:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Peter J. Wilby, CFA	Dunham International Opportunity Bond Fund	None
James E. Craige, CFA	Dunham International Opportunity Bond Fund	None
David Torchia	Dunham International Opportunity Bond Fund	None
David Scott	Dunham International Opportunity Bond Fund	None
William Perry	Dunham International Opportunity Bond Fund	None
Matthew Cottingham	Dunham International Opportunity Bond Fund	None
Burland B. East III, CFA	Dunham Real Estate Stock Fund	None
Creede Murphy	Dunham Real Estate Stock Fund	None

Reference is made to the section entitled “APPENDIX B – PROXY VOTING FOR THE SUB-ADVISERS” beginning on page 103 of the SAI. The proxy voting policies and procedures of Allianz and Barings are deleted in their entirety and replaced with the following:

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Stone Harbor Investment Partners LP

Proxy Voting Policies and Procedures

A.	Statement of Policy

Stone Harbor Investment Partners LP (“Stone Harbor”) votes proxies for each client that has specifically authorized Stone Harbor to vote them in the investment management contract or otherwise, and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on Stone Harbor by the Investment Advisers Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder.

B.	General Principles

In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment, and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

C.	Procedures

1.	Account Set-up and Review: For new clients, the General Counsel will inform the Operations team as to whether the client retained the responsibility to vote proxies or delegated that responsibility to Stone Harbor. Designated personnel within Operations will ensure that the account is set-up to vote proxies with the appropriate custodian and systems.

2.	Securities Lending: Stone Harbor does not generally have the authority to lend securities on behalf of its clients. For those clients for which Stone Harbor does have such authority, Stone Harbor has decided not to engage in securities lending. Stone Harbor will monitor upcoming proxy meetings and call back securities, if applicable, in anticipation of an important vote to be taken among holders of such securities. In determining whether to call back securities, the relevant portfolio manager(s) will consider whether the request that the client benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

3.	Voting Proxies. Stone Harbor will generally vote proxies according to the policies described below, subject to consideration of overrides and material conflicts.

D.	Voting Policy Guidelines

Stone Harbor generally follows the guidelines listed below. If deemed to be in the best interests of a client, the portfolio manager may override the guidelines listed below. The Compliance/Risk Committee reviews all overrides.

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm
•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
•	Length of the rotation period advocated in the proposal
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•	Significant audit-related issues

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent
•	Directors who sit on more than six boards
•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Open Access (shareholder resolution)

Vote CASE-BY-CASE, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

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Vote against proposals to eliminate cumulative voting.

Vote case-by-case on proposals to restore or permit cumulative voting relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on contested elections of directors, considering factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE, depending on the reasonableness of the basis of the solicitation.

5.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes, with minimal or no dilution to current shareholders; or
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•	It is not designed to preserve the voting power of an insider or significant shareholder.

9.	Executive and Director Compensation

Vote AGAINST a plan if the cost exceeds a reasonable level.

Vote FOR a plan if the cost is reasonable, unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or
•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Vote CASE-BY-CASE on management proposals seeking approval to reprice options, giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation

Employee Stock Purchase Plans

Vote CASE-BY-CASE on employee stock purchase plans.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•	Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards
•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

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In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

D.	Conflicts of Interest

In furtherance of Stone Harbor’s goal to vote proxies in the best interests of clients, Stone Harbor will seek to identify and address material conflicts of interest that may arise between Stone Harbor and its clients before voting proxies on behalf of such clients. All Stone Harbor employees must play an important role in helping our organization identify potential conflicts of interest that could impact Stone Harbor’s proxy voting. Stone Harbor employees need to (i) be aware of the potential for conflicts of interest on the part of Stone Harbor in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of Stone Harbor’s business; and (ii) bring conflicts of interest of which they become aware to the attention of Stone Harbor Legal/Compliance.

Potential conflicts of interest may exist in situations where Stone Harbor is called to vote on a proxy proposal regarding the issuer where Stone Harbor or an affiliate also:

•	Manages the issuer’s pension plan
•	Manages money for the proponent

Additional conflicts may exist if AN EXECUTIVE OF Stone Harbor or an affiliate is a close relative of, or has a business relationship with:

•	An executive of the issuer or proponent
•	A director of the issuer or proponent
•	A person who is a candidate to be a director of the issuer
•	A proponent of the proxy proposal

If Stone Harbor determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Compliance/Risk Committee will address such matters involving such conflicts of interest as follows:

1.	If a proposal is addressed by the specific policies herein, Stone Harbor will vote in accordance with such policies; and

2.	If the proxy proposal is (i) not addressed by the specific policies or (ii) requires a case-by-case determination by Stone Harbor, the vote will be referred to the Compliance/Risk Committee. The Compliance/Risk Committee will review the potential conflict and determine how to vote the proxy in the best interest of the client. The Compliance/Risk Committee will memorialize the rationale of such vote in writing.

E.	Composition of the Compliance/Risk Committee

Refer to the Compliance/Risk Committee Charter.

F.	Record Keeping and Oversight
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Stone Harbor’s Operations team shall maintain or have available the following records relating to proxy voting:

•	a copy of each proxy form (as voted);
•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote:
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents created by Stone Harbor that were material to a proxy voting decision or that memorialized the basis for that decision; and

•	a copy of each written client request for information on how Stone Harbor voted proxies on behalf of the client or a client request for a copy of Stone Harbor’s Proxy Voting Policies and Procedures, and a copy of any such written response by Stone Harbor to any (written or oral) client request for information on how Stone Harbor voted proxies on behalf of the requesting client.

Such records will be maintained for a period of at least five years, the most two recent years in a readily accessible place.

Legal/Compliance will periodically review proxy votes, related records and processes to help ensure that proxies are being voted appropriately. The Compliance/Risk Committee will review at least annually the proxy voting guidelines, process and any portfolio manager overrides.

G.	Information Requests

Clients may obtain information about how Stone Harbor voted with respect to their securities, as well as a copy of Stone Harbor’s Proxy Voting Policies and Procedures, by contacting their relationship manager.

Last reviewed May 2019

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American Assets Capital Advisers, LLC

Proxy Voting Policies and Procedures:
Separately Managed Accounts and Mutual Funds

American Assets Capital Advisers, LLC ("AACA") has adopted the following guidelines (the "Guidelines") pursuant to which it, in the absence of special circumstances, generally shall vote proxies for its separately managed account clients and advised/sub-advised mutual funds (collectively, “Clients” and each individually, a “Client”). These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the Clients.

I.	Duty to Vote Proxies

AACA views seriously its responsibility to exercise voting authority over securities that are owned by

Clients.

A.	It is the policy of AACA to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Client.

B.	To document that proxies are being voted, AACA will keep a record reflecting when and how each proxy is voted. AACA will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and other applicable regulations. AACA will make its proxy voting history and policies and procedures available to Clients upon request. To request a written copy, Clients, or their agents, may contact AACA at (858) 345-1470 or by writing to AACA at 11455 El Camino Real, Suite 300, San Diego, CA 92130.

C.	AACA may utilize the services of an outside proxy service provider selected by its management at its sole discretion, provided that AACA determines that the instructions given to such outside proxy service provider are in the best interests of its Clients.

II.	Guidelines for Voting Proxies

AACA will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management's position. AACA believes that the recommendation of management should be given substantial weight, but AACA will not support management proposals that may be detrimental to the underlying financial value of a stock.

AACA’s portfolio management and compliance department will be responsible for administrating and overseeing the proxy voting process.

The Guidelines set forth below deal with the two basic categories of proxy proposals. While they are not exhaustive, they do provide a good indication of AACA's general approach to a wide range of issues.

AACA usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders' voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in Client’s best interest and not necessarily always with management. Each situation is considered individually within the general guidelines. Routine proposals normally are voted based on the recommendation of the issuer's management. Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the Client.

In certain circumstances, AACA may choose not to exercise its proxy voting authority with respect to separately managed accounts. For example: when AACA believes that the costs to be incurred in assessing the Client’s

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best interest are greater than the benefits of exercising voting authority; when AACA has received or delivered a notice of termination of its investment management agreement with a Client, even if AACA retains trading authority for a transitional period; when the Client has provided specific voting instructions in writing as to its proxies; or when the Client has specified in writing that it will retain the authority to vote proxies or that it has delegated the right to a third party. AACA always will exercise its proxy voting authority for mutual funds it advises/sub-advises.

A.	Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

•	Approval of auditors
•	Election of directors and officers of the corporation
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes
•	Declaring stock splits
•	Elimination of preemptive rights
•	Incentive compensation plans
•	Changing the date and/or the location of the annual meetings
•	Minor amendments to the articles of incorporation
•	Employment contracts between the company and its executives and remuneration for directors
•	Automatic dividend reinvestment plans
•	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

B.	Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock. The portfolio voting the proxy will review each issue in this category on a case-by-case basis. AACA will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential. Non-routine proposals typically include:

•	Mergers and acquisitions
•	Restructuring
•	Reincorporation or formation
•	Changes in capitalization
•	Increase or decrease in number of directors
•	Increase or decrease in preferred stock
•	Increase or decrease in common stock
•	Stock option plans or other compensation plans
•	Social issues
•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Board classification without cumulative voting
•	Confidential voting

AACA will typically accept management's recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders' social and political viewpoints.

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C.	Proposals Specific to Mutual Funds

AACA serves as investment adviser to certain investment companies under the Northern Lights Fund Trust. These funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of AACA to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

III.	Conflicts of Interests

AACA is sensitive to conflicts of interest that may arise in the proxy decision-making process between AACA, its affiliated companies, and their clients, or between Clients’ interests and the interests of AACA, AACA’s other clients, and AACA’s affiliated companies. AACA will seek to resolve all conflicts in the best interest of its clients. Voting in accordance with the Guidelines described above will generally prevent any conflicts that may appear to exist from affecting AACA’s voting. However, if a conflict of interest with respect to a proxy vote is identified, AACA will not vote the proxy until it has been determined that the conflict of interest is not material, or will take appropriate steps to resolve the conflict of interest. In assessing whether a conflict of interest is material and the steps to resolve the conflict, AACA will consult with senior management, the Chief Compliance Officer, and, as appropriate, an independent consultant or outside counsel in order to act in the collective best interest of AACA’s clients. If a conflict of interest cannot be eliminated or resolved, AACA will provide full and fair disclosure of the conflict of interest and obtain informed consent from its clients.

IV.	Recordkeeping and Reporting

AACA is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. AACA will maintain and make available to Clients for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal Client request for proxy voting records.

Proxy voting books and records are maintained by AACA for five years. If requested in written form, the proxy voting history and policies and procedures shall be sent to a Client within five business days of such a request. To request a written copy, Clients, or their agents, may contact AACA at (858) 345-1470 or by writing to AACA at 11455 El Camino Real, Suite 300, San Diego, CA 92130.

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